PROMISSORY NOTE
                               LINE OF CREDIT AGREEMENT


          Amount Of Line of Credit                                     Date
          $5,250,000.00                                       March 1, 1996


          FOR VALUE RECEIVED, EIF HOLDINGS, INC., ("Borrower"), a Hawaii corporation, hereby enters into this line of credit agreement, ("Line of Credit") and promises to pay to the order AMERICAN ECO CORPORATION, ("Lender"), an Ontario Canada corporation, its successors and assigns at 11011 Jones Road, Houston, Texas, USA, or at other place as might be designated in writing by the Lender, the outstanding principal sum of Line of Credit, together with interest with a variable rate, equal to the Line of Credit Rate, (as hereafter defined), in United States dollars.

          1.   Interest:
          --------------
               The interest rate on the outstanding principal balance shall be equal to two percent (2%) in excess of the Prime Rate (as herein after defined) per annum, (the "Line of Credit Rate"). The Line of Credit Rate charged hereunder will change effective on the date of change in the Prime Rate without notice to the Borrower. As used in this Line of Credit, the term "Prime Rate" means the interest per annum most recently announced by Citibank, N.A. New York, New York, for the guidance of its officer as its prime lending rate or, if the foregoing index is not available, the highest prevailing base interest rate charged on corporate loans by large United States money center commercial banks as published from time to time in the "Money Rates" column of the Wall Street Journal. Prime rate is currently eight percent (8.0%) per annum and the Borrower acknowledges that this Line of Credit will bear interest at rate two percent (2.0%) in excess of eight percent (8.0%) or ten percent (10%) per annum, until the date of a change in the Prime Rate. Interest will be calculated on the basis of the actual days elapsed based on a per diem charge computed over a year composed of three hundred sixty-five
          (365) days.

          2.   Advances:
          --------------
               Borrower must request all advances under this Line of Credit in writing and signed by as authorized party, as designated in advance by the Borrower. All authorized parties must be so designated in writing by the Borrower's Board of Directors. If the Borrower is not in default or an Event of Default (as hereafter defined), has not occurred, Borrower may request an advance up to the total amount of this Line of Credit, less the then current outstanding principal balance. In no event shall the advance requested plus the unpaid principal balance exceed the total amount of the Line of Credit. No advances will be made after the Maturity Date (as hereafter defined). Advances will be transferred to the designated bank account via bank draft, check or wire transfer as requested by the Borrower. On the date the advance is sent by the Lender, it will be added to the unpaid principal balance and accrue interest as indicated above. Any costs charged by a third-party for sending the advance, or wire, will be deducted from the amount of the advance or added to the outstanding principal balance of the Line of Credit.

          3.   Payments:
          --------------
                    The entire outstanding Principal balance of the Line of
          Credit will be due and payable on July 31, 1997 ("Maturity Date"). Interest on the outstanding Principal balance is due and payable on the first day of each and every month. All payments received by the Lender shall be first applied to any interest balance due, at the rate herein specified, on the date the payment is received and then to principal. The Borrower shall have the right at any time to prepay the Line of Credit, in whole or in part, without penalty. The Line of Credit will not be paid in full however, until all outstanding principal and accrued interest is paid in full. This is not a revolving line of credit, and Borrower shall not be entitled to re-advances of principal payments made by the Borrower.

          4.   Borrower's Breach of Default:
          ----------------------------------
               On the breach by the Borrower of any material provision of this Line of Credit or the occurrence of any Event of Default (as defined herein), or the occurrence of a default by Borrower under any other instrument now or hereafter evidencing or securing payment of the indebtedness hereby evidenced or on the default in payment or performance under any instrument governing, evidencing or securing payment of the Principal balance of this Line of Credit, at the option of the Lender and upon immediate written notice to the Borrower, the entire indebtedness evidenced by this Line of Credit will become immediately due, payable and collectible then or thereafter as the Lender might elect, regardless of the date of maturity of this Line of Credit. Failure by the Lender to exercise such option will not constitute a waiver of the right to exercise the same on the occurrence of any subsequent Event of Default.

               The makers,  endorsers, sureties,  guarantors and  all other persons who might become liable for all or any part of this obligation severally waive presentment for payment, protest and notice of nonpayment. Such parties consent to any extension of time (whether one or more) of payment hereof, release of all or any part of the collateral securing payment hereof or release of any party liable for the payment of this obligation. Any such extension or release may be made without notice to any such party and without discharging such party's liability hereunder. If more than one maker executes this Line of Credit, the liability of each of the undersigned is and shall be joint and several.

          5.   Event of Default:
          ----------------------
               When used herein, the term "Event of Default" shall include the following events:

               A.   Nonpayment.  The nonpayment when due of any installment
                    -----------
               of interest or principal owing under the Line of Credit.

               B.   Representations and Warranties.  Any representations,
                    -------------------------------
               statement, certificate, schedule or report made or furnished to the Lender by or on behalf of the Borrower proves to be false or erroneous in any material respect at the time of the making thereof.

               C.   Insolvency; Bankruptcy.  The insolvency (meaning an
                    -----------------------
               inability to pay debts as the same become due or the existence of liabilities in excess of assets) of Borrower, or the institution of bankruptcy, reorganization, liquidation, receivership or conservatorship proceeding by or against Borrower.

               D.   Judgment.  Entry by any court of a final uninsured
                    ---------
               judgment against Borrower which is not discharged or stayed to the satisfaction of the Lender.

               E.   Other Borrowing.  If any debt that is not currently
                    ----------------
               senior, becomes senior to this promissory note.

               F.   Other Debt.  The default in payment or acceleration of
                    -----------
               the maturity of any indebtedness of Borrower owing to any other person.

               G.   Adverse Change.  The occurrence of a material adverse
                    ---------------
               change in the financial condition of Borrower.

               H.   Ownership and Management.  A change in the ownership or
                    -------------------------
               management of Borrower shall occur which is unsatisfactory to Lender.

               I.   Corporate Existence.  Any act or omission (formal or
                    --------------------
               informal) of Borrower leading to, or resulting in, the termination, invalidation (partial or total), revocation, suspension, interruption or unenforcibility of Borrower's corporate existence, rights, licenses, franchises or permits, or the transfer or disposition (whether by sale, lease or otherwise) to any person of all of a substantial part of the Borrower's property outside of the ordinary course of business.

               J.   Other Events of Default.  Any sale, transfer  or pledge
               of
                    ------------------------
               permits, equipment, common stock in subsidiary or any other asset of Borrower without Lender's prior written consent.

               This Line of Credit is intended to strictly conform with all usury laws to the extent applicable to the transactions contemplated hereby. The provisions of this Line of Credit and of all agreements between the Borrower and the Lender are hereby expressly limited so that in no contingency or event whatsoever, shall the amount contracted for, charged, paid or agreed to be paid to the Lender for the use, forbearance or retention of money or credit hereunder or otherwise exceed the maximum rate permitted by laws therefor. If, from any circumstance whatsoever, performance or fulfillment any provision hereof or of any agreement between the Borrower and Lender shall, at the time of the execution and delivery thereof, or at the time or performance of such provision shall be due, involve or purport to require any payment in excess of the limits prescribed by law, the obligation to be performed or fulfilled shall be reduced automatically to the limit prescribed by law without the necessity of the execution of any amendment or new document.

          6.   Late Charges and Collection Costs:
          ---------------------------------------
               The Borrower agrees that if, and as often as, this Line of Credit is placed in the hands of an attorney for collection or to defend or enforce any of the Lender's rights under this Line of Credit or otherwise relating to the indebtedness hereby evidenced, the Borrower will pay the Lender's reasonable attorney's fees, all court costs and all other expenses incurred by the Lender in connection therewith. The Lender may collect a late charge equal to one percent (1%) of the outstanding principal balance if monthly interest payments are not received by the Lender within ten (10) days after the due date of such payment. Such late charge represents the estimate of reasonable compensation for the loss which will be sustained by the Lender arising from the Borrower's failure to make timely payments and may be collected without prejudice to the rights of the Lender to collect any other amounts arising from the Borrower's default in payment or to accelerate the maturity of the indebtedness hereby evidenced.

          7.   Default Rate of Interest:
          ------------------------------
               In addition to the foregoing late charge, at the option of the Lender, after the occurrence of any Event of Default (as defined herein), the unpaid balance of this Line of Credit will bear interest at that rate which is equal to ten percent (10%) per annum in excess of the Prime Rate and such interest which has accrued will be paid at the time of and as a condition precedent to curing any Default (as defined herein). During the existence of any Default, the Lender may apply payments received on any amount due hereunder or under the terms of any instrument now or hereafter evidencing or securing payment of this indebtedness as the Lender determines from time to time.

               This Line of Credit is issued by the Borrower and accepted by the Lender pursuant to a lending transaction negotiated, consummated and to be performed in City of Industry, California. This Line of Credit is to be construed according to the internal laws of the State of California. All actions with respect to this Line of Credit or any other instrument securing payment of this Line of Credit will be instituted in a state or federal court sitting in Orange County, California. By the execution of this Line of Credit, the Borrower irrevocably and unconditionally submits to the jurisdiction (both subject matter and personal) of each such court and irrevocably and unconditionally waives: (a) any objection the Borrower might now or hereafter have to the venue in any court; and (b) any claim that any action or proceeding brought in any such court has been brought in an inconvenient forum.

          8.   Waiver and Notice:
          -----------------------
               Borrower hereby otherwise waives presentment, demand for payment, notice of dishonor, notice of default or Event of Default, notice of protest, and all other notices or demands in connection with the delivery, acceptance, performance, default or guarantee of this Line of Credit. No delay or omission on the part of the Lender in exercising any right hereunder against the Borrower, shall operate as a waiver of such right or of any other rights under this Line of Credit. Waiver on any specific occasion against the Borrower shall not be construed as a bar to or waiver of any right and/or remedy on any future occasion. All waivers of any rights by the Lender must be in writing.

               Unless applicable law requires a different method, any notice that must be given to the Lender under this Note will be given by delivering it or by mailing it by first class mail to the Lender at 11011 Jones Road, Houston, Texas, or to such other address as notified by the Lender in writing.


          IN WITNESS WHEREOF, the undersigned has caused these presents to be signed by a duly authorized officer of the Borrower and its corporate seal to be hereunto affixed and attested by its Secretary, as of the date first above written.


          BORROWER:                          LENDER:
          EIF HOLDINGS, INC.                 AMERICAN ECO CORPORATION.
          a Hawaii corporation               an Ontario Canada corporation

          By:  /s/D. L. Norris               By: /s/ Michael E. McGinnis
              -------------------------          ------------------------
          Title: President & CEO             Title: President & CEO
                 ----------------------             ----------------------

          By:                                By: /s/ Valerie Williams
               ------------------------          -------------------------
          Title:                             Title: Assistant Secretary
                 ----------------------             ----------------------